SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20,
2001



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)




                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

       Registrant's telephone number, including area code:
                           (860)243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)

Item 5.  Other Events

         On September 21, 2001, Kaman Corporation(the "Company") acquired the industrial distribution business of A-C Supply, Inc., Milwaukee, WI pursuant to an agreement between the Company and A-C Supply.

         The Company issued a Press Release dated September 20,
2001 announcing its agreement to make such acquisition, and a copy of such Press Release is being filed as an exhibit to this report.


Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
        Report:

        Exhibit 99 - Press Release of the Company, dated
        September 20, 2001.

                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION




                                 By:  Robert M. Garneau
                                      Executive Vice President
                                      and Chief Financial
                                      Officer



Dated: September 25, 2001

                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated
                    September 20, 2001